UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 29, 2007


                                VS HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

               Delaware                                11-3664322
    (State or Other Jurisdiction of                   (IRS Employer
     Incorporation or Organization)                Identification No.)

                                2101 91st Street
                         North Bergen, New Jersey 07047
         (Addresses of Principal Executive Offices, including Zip Code)

                                 (800) 223-1216
              (Registrant's Telephone Number, Including Area Code)
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITON

On January 29, 2007, VS Holdings, Inc., issued a press release regarding its preliminary unaudited net sales results for the fiscal fourth quarter ended December 30, 2006. This net sales release is attached as Exhibit 99.1.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits.

99.1 Net sales release issued by VS Holdings, Inc., dated January 29, 2007.

The information in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such a filing.




                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     VS Holdings, Inc.


     Date: January 29, 2006                    By: /s/ Cosmo La Forgia
                                               ---------------------------------
                                               Name: Cosmo La Forgia
                                               Title: Vice President of Finance